UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 19, 2005


                               AIMSI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                       Utah
                 (State or Other Jurisdiction of Incorporation)

                               0-30685 87-0305395
          (Commission File Number) (I.R.S. Employer Identification No.)


                        702 South Illinois Avenue, Suite 203
                                Oak Ridge, TN 37830
                      (Address of Principal Executive Offices)

                                     713-271-2118
                 (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

         At a special meeting of the Board of Directors held on May 19, 2005, the Board of Directors of AIMSI Technologies, Inc., a Utah corporation (the "Company"), terminated the employment of Reginald Hall as an officer of the Company. At the time of his termination, which was effective immediately, Mr. Hall was on a leave of absence from his positions as Chairman, President and Chief Executive Officer of the Company and as an officer, director and employee of the Company's wholly owned subsidiary, Advanced Integrated Management Services, Inc., a Tennessee corporation, and all other subsidiaries.

ITEM 7.01         Regulation FD Disclosure

         On May 16, 2005 the U.S. Securities and Exchange Commission (the "SEC") brought a civil action against the Company, Reginald Hall and Everett Bassie, both of whom are directors of the Company, and certain other individuals and entities. The SEC's complaint, which it filed in the United States District Court for the Southern District of New York, alleges, among other things, that the Company violated Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 of the Exchange Act.

         At a special meeting of the Board of Directors held on May 18, 2005, the Board of Directors of the Company authorized the creation of a Special Committee of the Board of Directors comprised of two independent directors. The Special Committee is empowered to (a) take all actions necessary to oversee and manage the SEC civil action, and make all necessary decisions with respect thereto, including retaining attorneys, accountants, consultants, experts and/or other professionals, and (b) enter into settlement discussions and negotiations with the SEC in connection with the SEC's civil action.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AIMSI TECHNOLOGIES, INC.


Date:    May 25, 2005         By:  /s/ Roland Edison
                             ------------------------------------------------
                                  Roland Edison
                           Chairman of the Board of Directors